Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

Supplement dated October 20, 2021 to the Prospectus,

Summary Prospectuses, and Statement of Additional Information each dated December 29, 2020, as supplemented

On October 18, 2021, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved an agreement and plan of reorganization (the “Plan”) providing for the reorganization of each of the BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund, each a series of the Corporation (each, a “BMO Money Market Fund”), into a corresponding series (each an “Acquiring Fund”) of Goldman Sachs Trust (“GST”) (each a “Reorganization” and together, the “Reorganizations”).

BMO Asset Management Corp. (“BAMC”), investment adviser to each of the BMO Money Market Funds, recommended that the Board approve the Reorganizations in connection with its decision to exit the mutual fund investment advisory business in the United States, including ceasing management of each BMO Money Market Fund. BAMC’s decision to exit the mutual fund investment advisory business is connected to the decision by Bank of Montreal, BAMC’s parent, to sell the entities representing its EMEA (Europe, the Middle East and Africa) asset management business to Ameriprise Financial, Inc. To ensure that shareholders of the BMO Money Market Funds have continued access to a large and stable mutual fund platform, BAMC has proposed reorganizing the BMO Money Market Funds into the corresponding Acquiring Funds. Goldman Sachs Asset Management, L.P. serves as investment adviser to each of the Acquiring Funds.

Each Reorganization is subject to the approval by shareholders of the applicable BMO Money Market Fund. The Plan provides for each BMO Money Market Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the BMO Money Market Fund’s stated liabilities. Shareholders of each BMO Money Market Fund as of the closing date will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in aggregate value to the shares of the BMO Money Market Fund held by the shareholders prior to the applicable Reorganization, which are expected to be $1.00 per share. Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that neither a BMO Money Market Fund nor its shareholders who receive shares of the corresponding Acquiring Fund in a Reorganization will recognize gain or loss as a direct result of the Reorganization. Shareholders of the BMO Money Market Funds and the Acquiring Funds will not bear the costs of the Reorganizations.

Proposed Reorganizations from the Corporation into GST and Share Class Mapping

If a BMO Money Market Fund’s shareholders approve a Reorganization, the BMO Money Market Fund shareholders will receive shares of the corresponding Acquiring Fund and share class as set forth in the table below:

BMO Money Market Fund	Corresponding Acquiring Fund
BMO Government Money Market Fund Investor (Class Y) Premier	Goldman Sachs Financial Square Government Fund Administration Institutional
BMO Prime Money Market Fund Investor (Class Y) Premier	Goldman Sachs Investor Money Market Fund Administration Class I
BMO Tax-Free Money Market Fund Investor (Class Y) Premier	Goldman Sachs Investor Tax-Exempt Money Market Fund Administration Class I

BMO Money Market Funds Shareholder Meeting

The Board will call a joint meeting of shareholders of the BMO Money Market Funds at which shareholders of each BMO Money Market Fund will be asked to consider and vote on a Plan with respect to their BMO Money Market Fund. The joint shareholder meeting is expected to take place in the first quarter of 2022.

Shareholders of each BMO Money Market Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the Reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposal.

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.